Investor Presentation January 2015 Results Conference Call Second Quarter 2016

Safe Harbor Statement This presentation contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, that sales are escalating as practices are being reimbursed regularly and on a timely basis, the opportunity for significant growth and market penetration of ILUVEN and that the data on ILUVIEN will drive growth, that Alimera will be able to refinance prior to the end of the quarter, that Alimera’s refinancing plans will provide additional liquidity and improved financial flexibility, that the waiver will allow Alimera additional time to accomplish its refinancing plans, that Alimera’s belief that the change in payment terms to 90 days in the U.S. will have a positive impact on Alimera’s cash position and Alimera’s belief that only one Phase 3 clinical trial will be able to establish adequate evidence of safety and efficacy for ILUVIEN and obtain FDA approval for additional indications of ILUVIEN. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplate,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “ongoing,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, Alimera’s ability to close on additional or alternative debt or equity financing in an appropriate fashion, Alimera failing to meet its financial covenants under its amended loan facility with Hercules Capital, Inc., which could materially affect Alimera’s commercialization of ILUVIEN, market acceptance of ILUVIEN in the U.S. and Europe, including physicians’ ability to obtain reimbursement and seasonality, as well as other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, to be filed with the SEC in the third quarter of 2016. In addition to the risks described above and in Alimera’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera’s results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. 2 © 2016 Alimera Sciences, All Rights Reserved 2

Q2 2016 Highlights 3 © 2016 Alimera Sciences, All Rights Reserved 3 $2 $9.6M $5.8M Overall Revenue Growth +66% 1Q16 2Q16 EYES TREATED WITH ILUVIEN® TO DATE

4 © 2016 Alimera Sciences, All Rights Reserved 4 United States Significant Growth Record Quarterly Revenue Driven by growth in new accounts as well as increased penetration into historical accounts Increased acceptance of continuous microsdosing 1Q16 2Q16 US Revenue Growth $7.2M $4.1M +76%

5 © 2016 Alimera Sciences, All Rights Reserved 5 Europe Back on Track German Unit Volume Increases 5th consecutive quarter 1Q16 2Q16 Europe Revenue Growth $2.3M $1.7M +35% UK Return to Growth 26% growth over Q1 2016 Portuguese Unit Volume Increases 1st half 2016 > all of 2015

Real World Evidence Real world experience consistent with FAME pivotal trials patients Real world results from 550 patients in two studies consistent with FAME pivotal trials “These data demonstrate that in the real world, ILUVIEN® can improve or preserve vision with a side effect profile similar to that seen in the Phase III FAME studies in the majority of patients with cDMO, even when previous anti-VEGF treatments have failed to deliver a sufficient response and we are very pleased to have it as a treatment option for our patients following NICE approval.”

FDA Meetings Real world experience mimicking FAME pivotal trials Engaged in discussions with the FDA regarding two potential new indications: • Retinal Vein Occlusion • Non-proliferative diabetic retinopathy

Financial Overview Rick Eiswirth, President & CFO

9 © 2016 Alimera Sciences, All Rights Reserved 9 Select Income Statement Data ($000’s) Three Months Ended June 30th, 2016 Three Months Ended June 30th, 2015 Revenue $9,557 $5,776 Gross Profit $9,001 $5,400 Gross Margin 94.2% 93.5% Net (Loss) From Operations ($6,449) ($9,800) Net (Loss) Applicable to Common Stockholders ($6,858) ($8,596)

10 © 2016 Alimera Sciences, All Rights Reserved 10 Select Balance Sheet Data ($000’s) As of June 30th, 2016 As of December 31st, 2015 Cash & Cash Equivalents $16,627 $31,075 Total Current Assets $34,664 $45,159 Total Assets $58,766 $70,484 Total Current Liabilities $45,188 $39,933 Total Stockholder’s Equity $11,803 $26,320

Closing Remarks Dan Myers, CEO

Investor Presentation January 2015 Results Conference Call Second Quarter 2016